SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-12


                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
     (FORMERLY CREDIT SUISSE WARBURG PINCUS GLOBAL FIXED INCOME FUND, INC.)
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                         CREDIT SUISSE OPPORTUNITY FUNDS
                            (International Fund Only)
                               CREDIT SUISSE TRUST
                 (Global Technology, Global Post-Venture Capital
                    and International Focus Portfolios Only)

                              466 Lexington Avenue
                          New York, New York 10017-3147



                             YOUR VOTE IS IMPORTANT



Dear Shareholder:

         The governing Board of Directors or Trustees, as the case may be (the "Board"), of each fund listed above (each, a "Fund" and collectively, the "Funds") has recently reviewed and unanimously endorsed a proposal to retain the United Kingdom affiliate and/or Japanese affiliate of its investment adviser, each of which is named Credit Suisse Asset Management Limited, as sub-investment adviser(s) to the Fund (or one or more of its portfolios named above). (For ease of reference, the United Kingdom affiliate will be referred to as "CSAM U.K." and the Japanese affiliate will be referred to as "CSAM Japan.") We are pleased to invite you to attend a special meeting of shareholders to consider the approval of a sub-investment advisory agreement with CSAM U.K and/or CSAM Japan.

         Each Fund's Board and Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to each affected Fund (or portfolio), believes that the retention of CSAM U.K. and/or CSAM Japan, as the case may be, is in the best interest of shareholders. The governing Board of each Fund has determined that retention of the relevant sub-investment adviser(s) will enable each Fund to capitalize on the investment expertise of CSAM U.K. and/or CSAM Japan. SINCE THE SUB-ADVISORY FEES FOR CSAM U.K. AND CSAM JAPAN WILL BE PAID BY CSAM, THE PROPOSAL WILL NOT RESULT IN ANY INCREASE OF THE FEES OR EXPENSES OTHERWISE INCURRED BY SHAREHOLDERS.

         The costs associated with this proxy are being paid for by CSAM and its affiliates and not by any Fund or shareholder.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ARE IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR EACH PROPOSAL.

         Detailed information about the proposals may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund (or portfolio) at the close of business on March 1, 2002. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to D.F. King & Co., Inc., each Fund's proxy solicitor, Attn: Dominic F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling (800) 714-3312 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When a Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to: (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at (800) 714-3312.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.



Sincerely,

/s/Hal Liebes
Hal Liebes
Vice President and Secretary

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
         For example:

         Registration                                Valid Signatures

         Corporate Accounts

         (1)  ABC Corp.                              ABC Corp.
         (2)  ABC Corp.                              John Doe, Treasurer
         (3)  ABC Corp.
              c/o John Doe, Treasurer                John Doe
         (4)  ABC Corp. Profit Sharing Plan          John Doe, Trustee

         Trust Accounts


         (1)  ABC Trust                              Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                         Jane B. Doe


         Custodial or Estate Accounts

         (1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA          John B. Smith
         (2)  John B. Smith                          John B. Smith, Jr.,Executor

               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                         CREDIT SUISSE OPPORTUNITY FUNDS
                            (International Fund Only)
                               CREDIT SUISSE TRUST
                 (Global Technology, Global Post-Venture Capital
                    and International Focus Portfolios Only)

                              466 Lexington Avenue
                          New York, New York 10017-3147



                                    NOTICE OF
                        SPECIAL MEETINGS OF SHAREHOLDERS
                                   May 1, 2002


Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders of each fund listed above (each, a "Fund" and collectively, the "Funds") will be held jointly on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017-3147, for the following purpose:


PROPOSAL 1     The following item is to be voted on ONLY by shareholders of

               o  Credit Suisse Institutional International Fund;

               o  Credit Suisse Global Fixed Income Fund;

               o  Credit Suisse Global Post-Venture Capital Fund;

               o  Credit Suisse International Focus Fund;

               o  Credit Suisse Opportunity Funds: International Fund ONLY;

               o Credit Suisse Institutional Fund: International Focus Portfolio ONLY; and

               o Credit Suisse Trust: Global Post-Venture Capital and International Focus Portfolios ONLY

           To approve a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited ("CSAM U.K.")

PROPOSAL 2     The following item is to be voted on ONLY by shareholders of

               o  Credit Suisse Institutional International Fund;

               o  Credit Suisse Global Fixed Income Fund;

               o  Credit Suisse Global Post-Venture Capital Fund;

               o  Credit Suisse International Focus Fund;

               o  Credit Suisse Global Financial Services Fund;

               o  Credit Suisse Global Health Sciences Fund;

               o  Credit Suisse Global Technology Fund;

               o  Credit Suisse Japan Growth Fund;

               o Credit Suisse Institutional Fund: International Focus Portfolio ONLY;

               o Credit Suisse Opportunity Funds: Credit Suisse International Fund ONLY; and

               o Credit Suisse Trust: Global Post-Venture Capital, International Focus, and Global Technology
                  Portfolios ONLY

           To approve a Sub-Investment Advisory Agreement among each Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited ("CSAM Japan.")

         The Board of Directors/Trustees of each Fund unanimously recommends that shareholders vote in favor of each proposal.

         Holders of record shares of each Fund or where applicable, an investment portfolio of a Fund, at the close of business on March 1, 2002 are entitled to vote at the Special Meetings and at any adjournments thereof. As a convenience to shareholders, you can now vote in any of five ways:

     o    By mail, with the enclosed proxy card(s);

     o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-714-3312;

     o    By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
          Dominic F. Maurillo, at 212-269-2796;

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

     o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     o    In person at the Special Meetings.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposal, please feel free to call D.F. King & Co., Inc. at 1-800-714-3312.



                                            By Order of the Board of Directors,

                                            /s/Hal Liebes
                                            Hal Liebes
                                            Vice President and Secretary

                                            March 19, 2002



              YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP
                  TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.
                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                      (International Focus Portfolio Only)
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                         CREDIT SUISSE OPPORTUNITY FUNDS
                            (International Fund Only)
                               CREDIT SUISSE TRUST
                 (Global Technology, Global Post-Venture Capital
                    and International Focus Portfolios Only)

                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

               --------------------------------------------------

                              JOINT PROXY STATEMENT

               --------------------------------------------------

                 SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON
                                   May 1, 2002

               --------------------------------------------------

         This combined proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the funds listed above (each a "Company" and, collectively, the "Companies") for use at the Special Meetings of Shareholders of each Company, to be held jointly at the offices of the Companies, 466 Lexington Avenue, New York, New York 10017-3147, on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof (collectively, the "Special Meeting").


         This Proxy Statement, Notice of Special Meetings and the proxy cards are first being mailed to shareholders on or about March 19, 2002 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Vice President and Secretary of Credit Suisse Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of each proposal referred to in the Proxy Statement
(each a "Proposal") that is applicable to the relevant Company.


         The presence at any Special Meeting, in person or by proxy, of the holders of one-third (or a majority in the case of the International Fund of Credit

Suisse Opportunity Funds and the various portfolios of Credit Suisse Trust) of the shares entitled to be cast of a Company or, in the case of each of Credit Suisse Opportunity Funds, Credit Suisse Institutional Fund, Inc. (the "Institutional Fund") and Credit Suisse Trust (the "Trust"), the above-indicated portfolios thereof (each a "Fund" and together with those Companies that do not have any separate investment portfolios, the "Funds") shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more of the Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.


         Approval of each the Proposals will require the affirmative vote of a "majority of the outstanding voting securities" of each Fund ("Majority Vote"). "Majority Vote" for purposes of this combined proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a concerned Fund are represented or (ii) more than 50% of the outstanding shares of a Fund. EACH FUND WILL CONSIDER THE APPROVAL OF EACH PROPOSAL SET FORTH HEREIN SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND ON ONE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THAT FUND ON THE OTHER PROPOSAL OR OF ANY OTHER FUND ON EITHER PROPOSAL.

         Abstentions and broker non-votes will have the effect of votes "against" each of the proposals for purposes of tabulating votes necessary for each proposal's approval.


          The Global Technology, Global Post-Venture and International Focus Portfolio of the Trust (each a "Trust Portfolio") offer their shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and tax qualified pension and retirement plans. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in each Trust Portfolio as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of each Trust Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals for each Trust Portfolio. Unmarked voting instructions will be voted in favor of each Proposal.


         Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. Shareholders of each Fund will vote in the aggregate without regard to class. As of March 1, 2002 (the "Record Date"), the Funds had the following number of outstanding shares:

                                                                 NUMBER OF
                  CREDIT SUISSE FUND                        OUTSTANDING SHARES
================================================================================

 Global Post-Venture Capital Fund                                6,777,743.0800
--------------------------------------------------------------------------------
 Institutional International Fund                               21,806,979.1310
--------------------------------------------------------------------------------
 Global Financial Services Fund                                    218,170.7190
--------------------------------------------------------------------------------
 Global Health Sciences Fund                                     4,517,505.4150
--------------------------------------------------------------------------------
 International Focus Fund                                        3,114,746.9430
--------------------------------------------------------------------------------
 Global Fixed Income Fund                                       10,824,731.6530
--------------------------------------------------------------------------------
 Global Technology Fund                                          4,254,439.8120
--------------------------------------------------------------------------------
 International Fund (Opportunity Funds)                          3,193,433.3860
--------------------------------------------------------------------------------
 Japan Growth Fund                                              10,111,953.4970
--------------------------------------------------------------------------------
 International Focus Portfolio (Institutional Fund)              6,364,472.4370
--------------------------------------------------------------------------------
 International Focus Portfolio (Trust)                          18,869,579.9710
--------------------------------------------------------------------------------
 Global Technology Portfolio (Trust)                               611,780.1950
--------------------------------------------------------------------------------
 Global Post-Venture Capital Portfolio (Trust)                  10,985,677.3630
--------------------------------------------------------------------------------

         The persons who owned more than 5% of any Fund's outstanding shares as of the Record Date, to the knowledge of the Funds, are set forth in APPENDIX A hereto.

         The security ownership of management of each of the Funds is set forth in APPENDIX B hereto. APPENDIX B sets forth the number of shares of each Fund beneficially owned by directors and executive officers of each Fund.

         Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                                PROPOSALS 1 AND 2

                 APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

         The shareholders of each Fund will be asked at the Special Meeting to approve a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") among each Fund, Credit Suisse Asset Management, LLC ("CSAM") and either or both of CSAM's United Kingdom affiliate and its Japanese affiliate, each of which is named Credit Suisse Asset Management Limited. (For convenience, CSAM's United Kingdom affiliate will be referred to as "CSAM U.K." throughout this Proxy Statement, CSAM's Japanese affiliate will be referred to as "CSAM Japan" and either may be referred to as a "Subadviser".) Each Sub-Advisory Agreement was unanimously approved by the Board of each relevant Fund, including all of the Directors or Trustees, as the case may be (the "Directors") who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined under the 1940
Act) of any such parties (the "Non-Interested Directors") at a meeting held on February 12, 2002.

         At the meeting, CSAM, as investment adviser to each Fund, recommended to the Boards that each Fund retain CSAM U.K. and/or CSAM Japan, as the case may be, as sub-investment adviser(s) and that pursuant to the proposed Sub-Advisory Agreements, CSAM (and not any Fund) pay CSAM U.K. and/or CSAM Japan, as the case may be, a sub-advisory fee in such amount as may be agreed upon from time to time by CSAM and the Subadviser. Thus, the retention of CSAM U.K. and/or CSAM Japan will not increase the fees or expenses otherwise incurred by a Fund's shareholders. Under the proposed Sub-Advisory Agreements, CSAM will monitor the activities and performance of CSAM U.K. and CSAM Japan.

         The Sub-Advisory Agreement with respect to each Subadviser for each Fund as approved by each Board is now being submitted for approval by the shareholders of the relevant Fund. If it is approved by a Majority Vote of the outstanding shares of a Fund, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund should fail to approve the Sub-Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the Sub-Advisory Agreement.

         A form of the Sub-Advisory Agreement to be used for each Fund is attached hereto as APPENDIX C.

         CSAM's principal office is located at 466 Lexington Avenue, New York, New York 10017-3147, CSAM U.K.'s principal office is located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ and CSAM Japan's principal office is located at Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026.


         AS DESCRIBED ABOVE, THE SUB-ADVISORY FEE PAID TO CSAM U.K. AND/OR CSAM JAPAN PURSUANT TO THE RELEVANT SUB-ADVISORY AGREEMENT WILL BE PAID BY CSAM AND, ACCORDINGLY, THE RETENTION OF CSAM U.K. AND/OR CSAM JAPAN WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

         EACH FUND WILL CONSIDER THE APPROVAL OF EACH PROPOSAL SEPARATELY, AND THE APPROVAL OR DISAPPROVAL BY ONE FUND OF ONE PROPOSAL WILL NOT AFFECT THE APPROVAL OR DISAPPROVAL BY THE SAME FUND OF THE OTHER PROPOSAL OR BY ANY OTHER FUND OF EITHER PROPOSAL.

BOARD EVALUATION AND RECOMMENDATION

         In determining whether it was appropriate to approve the Sub-Advisory Agreement for a Subadviser and to recommend approval to shareholders, the Board of each Fund, including the Non-Interested Directors, considered various matters and materials provided by CSAM, CSAM U.K and/or CSAM Japan, as the case may be. The Board considered, primarily, the benefits to a Fund of retaining CSAM U.K. and/or CSAM Japan, as the case may be, given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and/or CSAM Japan would expand the universe of companies and countries from which investment opportunities can be sought and enhance the Fund's ability to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM U.K. and CSAM Japan, as the case may be, in managing the types of global investments which each Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the proposed services to be offered by each Subadviser. In addition, the Board took into account the lack of any anticipated adverse impact to a Fund as a result of the Sub-Advisory Agreement, particularly that THE COMPENSATION PAID TO CSAM U.K. AND CSAM JAPAN WILL BE PAID BY CSAM AND, ACCORDINGLY, THAT THE RETENTION OF CSAM U.K. AND/OR CSAM JAPAN WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY A FUND'S SHAREHOLDERS.

BACKGROUND INFORMATION REGARDING THE FUNDS

         Each Fund invests in foreign equity and/or debt securities, as described more fully in each Fund's prospectus(es). Each Fund being asked to vote on Proposal No. 2 invests or is authorized to invest in securities of Japanese issuers.

         Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC Inc. ("PFPC") serve as co-administrators to each of the Funds. CSAMSI's address is 466 Lexington Avenue, New York, New York 10017-3147. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. State Street Bank and Trust Company ("State Street") serves as custodian for the U.S. assets and non-U.S. assets for each of the Funds. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

CSAMSI, a subsidiary of CSAM, is also the distributor of the shares of the Funds. It is anticipated that State Street will replace PFPC as co-administrator to each Fund in mid-2002. THESE SERVICE AGREEMENTS WILL NOT BE AFFECTED BY THE PROPOSED SUB-ADVISORY AGREEMENTS.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

         CSAM, a professional investment counseling firm, serves as each Fund's investment adviser and is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, Credit Suisse Asset Management companies managed approximately $75 billion in the U.S. and $268 billion globally. Credit Suisse Asset Management has offices in 14 countries, including CSAM, CSAM U.K. and CSAM Japan; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

         Pursuant to the Investment Advisory Agreements with CSAM related to each of the Funds (the "Advisory Agreements"), subject to the supervision and direction of each Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of a Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries and, if the Sub-Advisory Agreement is approved by the shareholders of a Fund, will pay the sub-advisory fee to CSAM U.K. and/or CSAM Japan, as the case may be. Each Fund pays all other expenses incurred in its operations, including general administrative expenses.

         Shown below is the date of each Advisory Agreement, the date each Advisory Agreement was last submitted to a vote of the shareholders and the purpose of such submission. Each Advisory Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.

                                                               PURPOSE OF LAST
     CREDIT       DATE OF ADVISORY      DATE LAST APPROVED      SUBMISSION TO
   SUISSE FUND        AGREEMENT          BY SHAREHOLDERS        SHAREHOLDERS
================================================================================
 Global Post-   July 6, 1999          May 21, 1999          in connection with
 Venture                                                    Credit Suisse's
 Capital Fund                                               acquisition of
                                                            Warburg Pincus
                                                            Asset Management,
                                                            Inc. (the
                                                            "Acquisition")
--------------------------------------------------------------------------------
 Institutional  July 20, 1998         July 20, 1998         in connection with
 International                                              the organization of
 Fund                                                       the Fund
--------------------------------------------------------------------------------
 Global         May 1, 2000           May 1, 2000           in connection with
 Financial                                                  the organization of
 Services                                                   the Fund
 Fund
--------------------------------------------------------------------------------
 Global         July 6, 1999          May 21, 1999          in connection with
 Health                                                     the Acquisition
 Sciences
 Fund
--------------------------------------------------------------------------------
 International  July 6, 1999          May 21, 1999          in connection with
 Focus Fund                                                 the Acquisition
--------------------------------------------------------------------------------
 Global Fixed   July 6, 1999          May 21, 1999          in connection with
 Income Fund                                                the Acquisition
--------------------------------------------------------------------------------
 Global         October 26, 1998      October 26, 1998      in connection with
 Technology                                                 organization of the
 Fund                                                       Fund
--------------------------------------------------------------------------------
 International  March 23, 2001        March 23, 2001        in connection with
 Fund                                                       Credit Suisse's
 (Opportunity                                               acquisition of
 Funds)                                                     Donaldson Lufkin &
                                                            Jenrette
--------------------------------------------------------------------------------
 Japan          July 6, 1999          May 21, 1999          in connection with
 Growth Fund                                                the Acquisition
--------------------------------------------------------------------------------

                                                               PURPOSE OF LAST
     CREDIT       DATE OF ADVISORY      DATE LAST APPROVED      SUBMISSION TO
   SUISSE FUND        AGREEMENT          BY SHAREHOLDERS        SHAREHOLDERS
================================================================================
 International  July 6, 1999          May 21, 1999          in connection with
 Focus                                                      the Acquisition
 Portfolio
 (Institutional
 Fund)
--------------------------------------------------------------------------------
 International  July 6, 1999          May 21, 1999          in connection with
 Focus                                                      the Acquisition
 Portfolio
 (Trust)
--------------------------------------------------------------------------------
 Global         November 16, 2000     November 16, 2000     in connection with
 Technology                                                 the organization of
 Portfolio                                                  the Fund
 (Trust)
--------------------------------------------------------------------------------
 Global Post-   July 6, 1999          May 21, 1999          in connection with
 Venture                                                    the Acquisition
 Capital
 Portfolio
 (Trust)
--------------------------------------------------------------------------------

         As compensation for its services to the Funds, CSAM receives compensation as a percentage of the average daily net assets of each Fund. APPENDIX D sets forth the fees and total compensation paid to CSAM in the indicated fiscal years.

         As noted above, CSAMSI serves as co-administrator to each of the Funds. CSAMSI provides shareholder liaison services to the Funds and performs other services, such as certain executive and administrative services, and furnishing certain corporate secretarial services. As compensation for its administrative services to the Funds, CSAMSI receives compensation as a percentage of the average daily net assets of each Fund and was paid the fees as indicated on APPENDIX E.

         Each of the Funds (other than Credit Suisse Institutional International Fund, the International Focus Portfolio of Credit Suisse Institutional Fund and the International Focus, Global Technology and Global Post-Venture Capital Portfolios of Credit Suisse Trust) has adopted one or more distribution plans pursuant to Rule 12b-1 under the 1940 Act, under which CSAMSI provides distribution and other services related to one or more classes of such Funds. As compensation for such services, CSAMSI is paid a fee (a "12b-1 fee") which varies based on the class of shares involved. CSAMSI is paid the following annual rates of the average daily net assets of the respective classes of those Funds that have 12b-1 plans:

Class of shares:  Common       Advisor     Institutional   A      B       C
---------------------------------------------------------------------------

Fee:              .25%         .50%*       None            .25%   1.00%   1.00%


-----------
* Maximum 12b-1 fee payable on Advisor Class shares is .75% of average daily net assets.


         Not all Funds have issued all of the above classes. Each of the Funds that has issued common class shares and that has adopted one or more distribution plans pursuant to Rule 12b-1 charges a 12b-1 fee with respect to the common class shares (other than Global Fixed Income Fund). Refer to APPENDIX E for a schedule of fees paid to CSAMSI as co-administrator and distributor.


         REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENTS ARE APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUNDS PURSUANT TO THE ADVISORY AGREEMENTS AND CSAMSI WILL CONTINUE TO PROVIDE ADMINISTRATIVE AND DISTRIBUTION SERVICES TO THE FUNDS.

DESCRIPTION OF CURRENT SUB-ADVISORY AGREEMENTS

         Pursuant to the Advisory Agreements, CSAM is authorized to appoint sub-advisers and delegate certain of its responsibilities to the appointed sub-advisers.

         CSAM U.K.

         The following Funds have entered into a sub-advisory agreement with CSAM U.K. The schedule below sets forth the date of the existing sub-advisory agreement with CSAM U.K., the date it was last submitted to a vote of shareholders and the purpose of such submission. Also included is the rate of compensation and aggregate fees paid to CSAM U.K., which amounts are paid by CSAM and not by the Funds.

                      DATE OF        DATE LAST      PURPOSE OF LAST    AGGREGATE
     CREDIT        SUB-ADVISORY     APPROVED BY      SUBMISSION TO        FEE
   SUISSE FUND       AGREEMENT      SHAREHOLDERS      SHAREHOLDERS      PAYABLE
================================================================================
 Global         May 1, 2000       May 1, 2000       in connection              0
 Financial                                          with the
 Services                                           organization of
 Fund                                               the Fund
--------------------------------------------------------------------------------
 Global         July 14, 2000     July 14, 2000     in connection       $359,210
 Health                                             with the
 Sciences                                           organization of
 Fund                                               the Fund
--------------------------------------------------------------------------------
 Global         July 14, 2000     July 14, 2000     in connection     $1,160,518
 Technology                                         with the
 Fund                                               organization of
                                                    the Fund
--------------------------------------------------------------------------------
 Global         November 16,      November 16,      in connection              0
 Technology     2000              2000              with the
 Portfolio                                          organization of
 (Trust)                                            the Fund
--------------------------------------------------------------------------------

         The rate of compensation payable to CSAM U.K. under each of the current sub-advisory agreements is an annual fee equal to 50% of the net quarterly amount (after fee waivers and reimbursements) received by CSAM as investment adviser.


         The terms of the current sub-advisory agreements entered into with CSAM U.K. are substantially the same as under the proposed Sub-Advisory Agreements, except for the representations and warranties made by the Funds and the fees payable. For a summary of the terms of the proposed Sub-Advisory Agreements and general information about CSAM U.K., please see the discussions below titled, respectively, "Description of Proposed Sub-Advisory Agreements" and "Information about CSAM U.K."


         Abbott Capital Management

         The Global Post-Venture Capital Portfolio of Credit Suisse Trust and Credit Suisse Global Post-Venture Capital Fund utilize Abbott Capital Management, L.L.C. ("Abbott") as sub-investment adviser, pursuant to respective sub-advisory agreements, each dated July 6, 1999 respectively. Abbott is located at 1330 Avenue of the Americas, Suite 2800, New York, NY 10019. Such sub-advisory agreements were last submitted to a vote of shareholders of the two Funds on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. Abbott, in accordance with the investment objective and policies of the Global Post-Venture Capital Portfolio of Credit Suisse Trust and Credit Suisse Global Post-Venture Capital Fund, makes investment decisions for the Portfolio and Fund regarding investments in private investment funds ("Private Funds"), effects transactions in interests in Private
Funds on behalf of the Portfolio and Fund and assists in administrative functions relating to investments in Private Funds. Abbott is an independent specialized investment firm with assets under management of approximately $5.28 billion. Abbott receives a fee, payable by CSAM calculated at an annual rate of 1.00% of the Portfolio's or Fund's average daily net assets invested in Private Funds. The aggregate fee payable to Abbott by CSAM with respect to the Portfolio and the Fund in the last fiscal year was $2,294 and $17,960, respectively.

         REGARDLESS OF WHETHER THE SUB-ADVISORY AGREEMENTS ARE APPROVED, CSAM U.K. AND ABBOTT WILL CONTINUE TO SERVE AS SUB-INVESTMENT ADVISERS TO THE FUNDS THEY CURRENTLY SERVE PURSUANT TO THEIR SUB-INVESTMENT ADVISORY AGREEMENTS.

DESCRIPTION OF PROPOSED SUB-ADVISORY AGREEMENTS

         Subject to the supervision of CSAM, each Sub-Advisory Agreement requires the relevant Subadviser, in the exercise of its best judgment, to provide investment advisory assistance and portfolio management advice to a Fund in accordance with the Articles of Incorporation or Declaration of Trust applicable to the Fund, as may be amended from time to time, the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board.

         In connection with the Sub-Advisory Agreement, CSAM U.K. or CSAM Japan, as the case may be, will, subject to the supervision and direction of CSAM:

     (1) manage that portion of the relevant Fund's assets designated by CSAM from time to time (the "Assets") or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

     (2) make investment decisions or recommendations with respect to the Assets;

     (3) if requested by CSAM place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;

     (4) exercise voting rights with respect to the Assets if requested by CSAM; and

     (5) furnish CSAM and the Fund's Board with such periodic and special reports as the Fund or CSAM may reasonably request.


         In connection with the performance of services under a Sub-Advisory Agreement, a Subadviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); provided that the Subadviser remains liable for the performance of its duties.


         The services of a Subadviser under each proposed Sub-Advisory Agreement are not exclusive. Each Subadviser has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect its ability to perform its services under the Sub-Advisory Agreements.


         Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM or the relevant Subadviser upon 60 days' written notice to the other parties; or with respect to a Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM or the relevant Subadviser.

         In consideration of the services rendered pursuant to the Sub-Advisory Agreements, CSAM will pay each Subadviser an aggregate fee of $250,000 per annum (the "Total Fee"). The Total Fee shall be an aggregate fee paid for services rendered with respect to all Credit Suisse Funds for which the Subadviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule, and may be amended from time to time upon the mutual agreement of the parties upon notice to shareholders. A quarter of the Total Fee is payable in U.S. dollars in arrears on the last day of each calendar quarter. The fee for the first period during which the Sub-Advisory Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Sub-Advisory Agreement is in effect.

         CSAM PAYS CSAM U.K. AND/OR CSAM JAPAN, AS THE CASE MAY BE, THE SUB-ADVISORY FEE. NEITHER CSAM U.K. NOR CSAM JAPAN HAS A RIGHT TO OBTAIN COMPENSATION DIRECTLY FROM A FUND FOR SERVICES PROVIDED UNDER THE SUB-ADVISORY AGREEMENT AND MUST LOOK SOLELY TO CSAM FOR PAYMENT OF FEES DUE.

INFORMATION ABOUT CSAM U.K.

         CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Advisers Act. The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 16 years and currently manages approximately $32.2 billion in assets.

         CSAM U.K. is a wholly owned subsidiary of Credit Suisse Asset Management (U.K.) Holding Limited ("CSAM Holding"). CSAM Holding is an indirect wholly owned subsidiary of Credit Suisse First Boston, the parent company of the Funds' investment adviser, CSAM. Credit Suisse First Boston is located at Paradeplatz 8, 8001 Zurich, Switzerland. CSAM Holding is located at the address of CSAM U.K.

         CSAM U.K. is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM U.K. are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM U.K. are set forth below. Each of these persons may be contacted c/o Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

                        CURRENT POSITION WITH         OTHER CURRENT PRINCIPAL
        NAME                   CSAM U.K.                     OCCUPATIONS
================================================================================
 Joseph Gallagher    Director; Chief Executive     Chief Financial Officer,
                     Officer; Managing Director    CSAM Global
--------------------------------------------------------------------------------
 Glenn Wellman       Director; Chief Operating     Chief Operating Officer,
                     Officer; Managing Director    CSAM Europe (ex-
                                                   Switzerland)
--------------------------------------------------------------------------------
 Robert J. Parker    Director; Managing            Co-Head Global Institutional
                     Director; Deputy Chairman     Business Development,
                                                   CSAM Group
--------------------------------------------------------------------------------
 Ian Chimes          Director;                     Executive Officer of CSAM
                     Managing Director             Funds (U.K.) Ltd.
--------------------------------------------------------------------------------
 Dilip Rasgotra      Director;                     Head of Global Fixed
                     Managing Director             Income, Chairman of
                                                   Investment Policy Group,
                                                   CSAM Group
--------------------------------------------------------------------------------
 Simon Boote         Director;                     Head of Institutional
                     Managing Director             Marketing, CSAM Europe
                                                   (ex-Switzerland)
--------------------------------------------------------------------------------
 Stephen Goldman     Director;                     Head of Equities, CSAM
                     Managing Director             Europe (ex-Switzerland)
--------------------------------------------------------------------------------

         The following chart sets forth information with respect to other mutual funds that have entered into a sub-advisory agreement with CSAM U.K. with an investment objective similar to the investment objective of any of the Funds voting on Proposal No. 1. The rate of compensation payable to CSAM U.K. for the four Credit Suisse Funds is set forth above under "Description of Current Sub-Advisory Agreements - CSAM U.K."

      CREDIT SUISSE FUND             INVESTMENT OBJECTIVE          SIZE OF FUND*
================================================================================
 Global Financial Services    capital appreciation                    $1,732,000
 Fund, Inc.
--------------------------------------------------------------------------------
 Global Health Sciences       capital appreciation                   $78,969,000
 Fund, Inc.
--------------------------------------------------------------------------------
 Global Technology            long-term appreciation of capital     $109,624,000
 Fund, Inc.
--------------------------------------------------------------------------------
 Global Technology            long-term appreciation of capital       $2,675,000
 Portfolio (Trust)
--------------------------------------------------------------------------------

* Net assets as of February 22, 2002

INFORMATION ABOUT CSAM JAPAN


         CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan and its predecessor company has been in the money management business for over 16 years and currently manages approximately $2.92 billion in assets.


         CSAM Japan is a wholly owned subsidiary of Credit Suisse First Boston. Credit Suisse First Boston is a wholly owned subsidiary of Credit Suisse, the indirect parent company of the Funds' investment adviser, CSAM. Credit Suisse First Boston is located at Uetlibergstrasse 231, Uetlihof 1 CH-8045 Zurich, Switzerland. Credit Suisse is located at Paradeplatz 8, 8001 Zurich, Switzerland.

         CSAM Japan is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM Japan are managed by directors and heads of departments. The names and principal occupations of the directors and principal executive officers of CSAM Japan are set forth below. Each of these persons may be contacted c/o Credit Suisse Asset

Management Limited, Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan.


                             CURRENT POSITION WITH     OTHER CURRENT PRINCIPAL
            NAME                   CSAM JAPAN                 OCCUPATIONS
================================================================================
 Toshio Fukuda              CEO and                  N.A.
                            Representative Director
--------------------------------------------------------------------------------
 Mitsunori Yamazumi         Director                 N.A.
--------------------------------------------------------------------------------
 Hiroshi Kimura             Director                 N.A.
--------------------------------------------------------------------------------
 Takayoshi Nishikwawa       Director                 N.A.
--------------------------------------------------------------------------------
 Yoichi Hirao               Director                 N.A.
--------------------------------------------------------------------------------
 Heinrich Hans Wegmann      Director                 Credit Suisse First Boston,
                                                     division Credit Suisse
                                                     Asset Management,
                                                     Zurich CEO (Switzerland)
                                                     and Member of the
                                                     Executive Board
--------------------------------------------------------------------------------
 Ryuzo Yamashita            Statutory Auditor        N.A.
--------------------------------------------------------------------------------
 Osamu Tsukada              Statutory Auditor        Leo Consulting
--------------------------------------------------------------------------------
 Osamu Hirakawa             Statutory Auditor        Attorney at Law,
                                                     Anderson Mori
--------------------------------------------------------------------------------
 Chikara Higuchi            Fund Manager             N.A.
--------------------------------------------------------------------------------

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE FOR PROPOSAL NOS. 1 AND 2.

                            * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at $650,000 including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM, and its affiliates (and not by any Fund). The principal solicitation of proxies will be by the mailing of this joint proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of a Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         CSAM has retained the services of D.F. King & Co., Inc. (the "Agent") to assist in the solicitation of proxies. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-714-3312. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the relevant Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017, the time period before any such meeting specified in the Fund's charter and/or by-laws. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this combined Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of a Fund.

                                    By Order of the Board of Directors,

                                    /s/Hal Liebes
                                    Hal Liebes Vice President and Secretary
                                    New York, New York
                                    March 19, 2002



         EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUNDS BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX A

               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                PERCENT OF
                                        SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Sema Co.*                                210,000.0000        96.52% (Common)
12 E. 49th Street
New York, NY  10017-1028


Credit Suisse Asset Management, LLC          118.3430        19.55% (A)
466 Lexington Avenue
New York, NY  10017-3142



State Street Bank & Trust                    470.2300        77.67% (A)
Cust. for the IRA of
Joanne Schenck
P.O. Box 334
Garrison, NY  10524-0334



+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.
                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                PERCENT OF
                                         SHARES                   SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)


Salomon Smith Barney Inc.*             2,229,149.6910        20.61% (Common)
Book Entry Account
Attn.:  Matt Maestri
333 West 34th Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483


Charles Schwab & Co. Inc.*             2,715,736.0700        25.11% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*           1,345,045.4880        12.44% (Common)
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Fidelity Investment Institutional        583,311.2380         5.39% (Common)
Operations CNT as Agent for Certain*
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999

Smith Barney Corporate Trust*            892,355.4670         8.25% (Common)
Company TTEE FBO
Smith Barney 401K
Advisor Group Trust DTD 01/01/98
2 Tower Center
P.O. Box 1063 Plan Valuation Services
East Brunswick, NJ  08816-1063

                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Prudential Securities Inc.*              721,251.4150          6.67% (Common)
For Exclusive Benefit of Customers
PC
1 New York Plaza
New York, NY  10004-1901


IBJ Funds Distributor Inc.*                2,238.5590         19.93% (Advisor)
Attn:  Georgette Horton
90 Park Avenue, 10th Floor
New York, NY  10016-1301

Donaldson Lufkin Jenrette                  5,741.5800         51.10% (Advisor)
Securities Corporation Inc.*
P. O. Box 2052
Jersey City, NJ  07303-2052


Ameritrade Inc. FBO 1621947651*            1,460.4140         13.67% (Advisor)
P. O. Box 2226
Omaha, NE  68103-2226

Ameritrade Inc. FBO 7729422041*            1,648.3200         14.67% (Advisor)
P. O. Box 2226
Omaha, NE  68103-2226


Credit Suisse Asset Management LLC           100.7050         87.28% (A)
466 Lexington Ave.
New York, NY  10017-3142

+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Charles Schwab & Co. Inc.*             1,487,454.1440         32.93% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Svcs. Corp.*          576,412.0590         12.76% (Common)
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

IMS & Co.*                               487,306.2400         10.79% (Common)
For the Exclusive Benefit
of Customers
P.O. Box 3865
Englewood, CO  80155-3865


Credit Suisse Asset Management LLC            50.6070         87.27% (A)
466 Lexington Ave.
New York, NY  10017-3142



+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                        SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Charles Schwab & Co. Inc.*             3,279,383.1900         50.03% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.*       976,749.0810         14.90% (Common)
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908


EMJAYCO*                                  67,490.3340         34.02% (Advisor)
Omnibus Account
P.O. Box 170910
Milwaukee, WI  53217-0909


National Financial Services Corp.*        20,615.7540         10.39% (Advisor)
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Sterling Trust Company TTEE*              41,463.8540         20.90% (Advisor)
FBO Rohde Brothers Inc.
1380 Lawrence St., Ste. 1400
Denver, CO  80204-2060


Donaldson Lufkin Jenrette                   1636.5480         96.07% (A)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Donaldson Lufkin Jenrette                  1,946.0000         10.97% (B)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

Dain Rauscher Inc. FBO*                    7,687.0000         43.35% (B)
Boog-Scott Fam Ltd. Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson, TX  75082-3758

Dain Rauscher Inc. FBO*                    3,040.0000         17.14% (B)
Tony Goodman
3 Cedro Place
Dallas, TX  75230-3000


Donaldson Lufkin Jenrette                  2,972.0500         16.76% (B)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052



Donaldson Lufkin Jenrette                  4,971.6040         93.87% (C)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052



+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                PERCENT OF
                                        SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Charles Schwab & Co. *                 1,633,060.2720         38.38% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*             688,801.8200         16.05% (Common)
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908


Credit Suisse Asset Management LLC            33.9900         87.25% (A)
466 Lexington Ave.
New York, NY  10017-3142



+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                         (International Focus Portfolio)


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

The Board of Trustees General          1,613,738.3520         25.36% (Common)
Employees Retirement System*
TTEES City of Ft. Lauderdale
GEN RET PL UAD I-1-73
315 NE 3rd Ave.
Ft. Lauderdale, FL  33301-1149


MAC & CO A/C DEXF1747452*                544,051.9010          8.55% (Common)
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198


Wachovia Bank NA TEE*                    411,883.9430          6.47% (Common)
Group Pension Plan for Employees
National Dist. Co. Inc.
301 N. Main St. MC NC 31057
P.O. Box 3073
Winston Salem, NC  27150-0001

Norwest Bank MN NA*                      361,623.6160          5.68% (Common)
Virg & Co
FBO Chris Cross
P.O. Box 1533
Minneapolis, MN  55480-1533

Dana Farber Inc.                         669,588.2520         10.52% (Common)
c/o Karen Bird
Dana Farber Cancer Institute
44 Binney St. #1530J
Boston, MA  02115-6084


Alaska Plumbing & Pipefitting            860,649.4890         13.52% (Common)
Industry Pension Trust Fund
c/o Assoc. Administrators Inc.
2929 NW 31st Ave.
Portland, OR  97210-1721

                                       NUMBER OF                 PERCENT OF
                                         SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Sun Trust Bank Atlanta Cust*             687,510.9690         10.80% (Common)
FBO University of Central Fl. FDN
A/C 11-04-123-1126515
P.O. Box 105870
Atlanta, GA  30348-5870


+ As of March 1, 2002.
* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                         SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)


Hawaii Medical Service                 1,209,233.3090          5.55% (Common)
Association*
818 Keeaumoko Street
Honolulu, HI  96814-2365


Comerica Bank TTEE*                    3,519,280.6170         16.14% (Common)
FBO Consumer Energy Pension Plan
212 W Michigan Avenue
Jackson, MI  49201-2236

Comerica Bank TTEE*                    1,613,488.7940          7.40% (Common)
FBO Consumers Energy
Employee's Savings & Incentive Plan
U/A 10/1/01
212 W Michigan Avenue
Jackson, MI  49201-2236

Northern Trust Company TTEE*           6,958,904.5900         31.92% (Common)
FBO Tyco International Ltd.
A/C# 22-07149
P.O. Box 92956
Chicago, IL  60675-2956


Northern Marianas Island               1,306,801.8540          5.99% (Common)
Retirement Fund*
First Floor Nauru Building
P.O. Box 1247
Saipan MP  96950

TBG Commingled Trust*                   1,886,122.6590          8.65% (Common)
565 Fifth Avenue
New York, NY  10017-2413



Credit Suisse Asset Management LLC            89.3660         91.37% (A)
466 Lexington Avenue
New York, NY  10017-3142

                                       NUMBER OF                PERCENT OF
                                         SHARES                   SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)


Credit Suisse Asset Management LLC            89.3660          8.22% (B)
466 Lexington Avenue
New York, NY  10017-3142

Donaldson Lufkin Jenrette                    984.2520         90.54% (B)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

Donaldson Lufkin Jenrette                  1,746.7250         94.44% (C)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Charles Schwab & Co. Inc.*               178,577.2580          5.75% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122


Bost & Co. A/c MIDF8585662*              170,057.7810          5.48% (Common)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198


The Northern Trust Co. TT&E*             994,823.1450         32.05% (Common)
FBO GATX Master Trust Ret. Trust
DTD 12/19/79
500 W. Monroe St.
Chicago, IL  60661-3671

Nat'l Financial Services Corp.*          212,465.6360          6.84% (Common)
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908


Credit Suisse Asset Management LLC           102.8540         86.94% (Advisor)
466 Lexington Ave.
New York, NY  10017-3142



Credit Suisse Asset Management LLC           102.3540         87.59% (A)
466 Lexington Ave.
New York, NY  10017-3142



Donaldson Lufkin Jenrette                 10,154.7450         98.86% (B)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

                                       NUMBER OF                PERCENT OF
                                        SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)


Credit Suisse Asset Management LLC           102.3540         86.93% (C)
466 Lexington Ave.
New York, NY  10017-3142

+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                     CREDIT SUISSE JAPAN GROWTH FUND, INC.


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                        SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Charles Schwab & Co. Inc.*             3,915,612.8750         39.34% (Common)
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*           1,546,520.5950         15.54% (Common)
FBO Customers
P.O. Box 3908
Church St. Station
New York, NY  10008-3908

National Investor Services Corp.*        562,812.6750          5.65% (Common)
For the Exclusive Benefit of
Our Customers
55 Water St., Fl. 32
New York, NY  10041-0028

Nat'l Financial Svcs. Corp.*              38,078.9220         23.97% (Advisor)
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

National Investor Services Corp.*         12,990.0370          8.18% (Advisor)
For the Exclusive Benefit of
Our Customers
55 Water St., Fl. 32
New York, NY  10041-0028

Ameritrade Inc. *                         14,245.6010          8.97% (Advisor)
FBO 1658045351
PO Box 2226
Omaha, NE  68103-2226

                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

RBC Dain Rauscher Custodian*              13,706.7880          8.63% (Advisor)
Victor Elting III
Segregated Rollover IRA
1448 N. Lake Shore Dr.
Chicago, IL  60610-6655


Sema & Co.*                               13,000.0000          8.18% (Advisor)
95433311
12 East 49th Street, 41st FL
New York, NY  10017-8298

Credit Suisse Asset Management LLC           194.5530         87.22% (A)
466 Lexington Ave.
New York, NY  10017-3142

+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                         CREDIT SUISSE OPPORTUNITY FUNDS
                              (International Fund)


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                         SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Donaldson Lufkin Jenrette                  6,364.7320         36.42% (Common)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052

Raymond James & Assoc. Inc.*               1,500.9950          8.59% (Common)
FBO Duddey IRA
Bin# 73621296
880 Carillon Parkway
St. Petersburg, FL  33716-1100


Donaldson Lufkin Jenrette                4,73140.7750         19.29% (A)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052


Bankers Trust Company*                   285,357.2970         11.64% (A)
FBO 2448094242
P.O. Box 9005
Church Street Station
New York, NY  10008


Donaldson Lufkin Jenrette                 19,080.6800         79.67% (C)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ  07303-2052



Lehman Brothers, Inc.*                     1,528.5600          6.38% (C)
744-21739-15
101 Hudson Street, 31st Floor
Jersey City, NJ  07302-3915

                                       NUMBER OF                PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Fidelity Investment Institutional*       348,946.0400        100.00% (D)
Operations CNT as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999


+ As of March 1, 2002.
* The Fund believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                          (Global Technology Portfolio)


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                         SHARES                    SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Fidelity Investment Institutional*       293,551.9600         47.98% (Common)
Operations CNT as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999


Trustlynx & Co.*                         318,213.0070         52.01% (Common)
House Account
PO Box 173736
Denver, CO  80217-3736



+ As of March 1, 2002.
* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                     (Global Post-Venture Capital Portfolio)


                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+


                                       NUMBER OF                 PERCENT OF
                                         SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)


Nationwide Life
Insurance Company*                     1,599,202.0860         14.56% (Common)
Nationwide Variable Account II
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Pruco Life Flexible Premium*           3,441,389.9310         31.33% (Common)
Variable Annuity Account
213 Washington St. Fl. 7
Newark, NJ  07102-2917

Nationwide Life Insurance Company*       862,856.0440          7.85% (Common)
NWVA-9
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments                   1,581,023.5450         14.39% (Common)
Life Insurance Company*
82 Devonshire Street  #R25B
Boston, MA  02109-3614

Kemper Investors                       1,629,714.0220         14.83% (Common)
Life Insurance Company*
Variable Annuity Separate Account
Attn:  Karen Portem
1 Kemper Drive Bldg. 3 T-1
Long Grove, IL  60049-0001

+ As of March 1, 2002.
* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                               CREDIT SUISSE TRUST
                         (International Focus Portfolio)

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                             OF THE FUND (BY CLASS)+

                                       NUMBER OF                 PERCENT OF
                                        SHARES                     SHARES
NAME AND ADDRESS                    OWNED OF RECORD         OUTSTANDING (CLASS)

Nationwide Life                       12,126,598.6710         64.27% (Common)
Insurance Company*
Nationwide Variable Account II
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Nationwide Life
Insurance Company*                     2,325,344.7010         12.32% (Common)
NWVA-9
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029

Fidelity Investments                   2,146,637.9210         11.38% (Common)
Life Insurance Company*
Attn:  Angela Kardaris
82 Devonshire St.  #R25B
Boston, MA  02109-3614

+ As of March 1, 2002.
* The Portfolio believes these entities are not the beneficial owners of shares held of record by them.

                                                                      APPENDIX B

                        SECURITY OWNERSHIP OF MANAGEMENT+

                                               NUMBER OF
                                                SHARES*            PERCENT OF
                                             BENEFICIALLY           SHARES
   NAME OF                                      OWNED           OUTSTANDING BY
   DIRECTOR/                  NAME OF         BY CLASS (1)            CLASS
  EXECUTIVE                CREDIT SUISSE   =====================================
    OFFICER      TITLE          FUND         COMMON  A  B  C     COMMON  A  B  C
================================================================================
 Richard      Director    Global Post-       1,706                **
 Francis                  Venture
                          Capital
--------------------------------------------------------------------------------
 Jack Fritz   Director    International        0
                          Focus
--------------------------------------------------------------------------------
 Steven       Director    Global              49                  **
 Rappaport                Technology
--------------------------------------------------------------------------------
              Director    Global Fixed        575                 **
                          Income
--------------------------------------------------------------------------------
              Director    Japan Growth        141                 **
--------------------------------------------------------------------------------
              Director    Global Post-        234                 **
                          Venture
                          Capital
--------------------------------------------------------------------------------
              Director    Global Health       178                 **
                          Sciences
--------------------------------------------------------------------------------
              Director    International       200                 **
                          Focus
--------------------------------------------------------------------------------
 Michael      Treasurer,  Global              249                 **
 Pignataro    Chief       Technology
              Financial
              Officer
--------------------------------------------------------------------------------

+   As of March 1, 2002.
(1) The information as to beneficial ownership is based on statements furnished to the Funds by each director and executive officer. Each individual listed above has sole voting and investment power with respect to shares deemed to be beneficially owned by him/her, except in certain circumstances where the individual may share voting and investment power with spouse and/or other immediate family members.
*   Rounded to the nearest full share.
**  Less than 1% ownership.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX C

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT
                         [For CSAM U.K. and CSAM Japan]
                                 ________, 2002


Credit Suisse Asset Management Limited



[For CSAM U.K.]
Beaufort House
15 St. Botolph Street
London EC3A 7JJ

[For CSAM Japan]
3-1 Toranomon 4-chome, Minato-ku,
Tokyo Japan.


Dear Sirs:

     Credit Suisse [insert name] Fund, Inc. (the "Fund"), [a corporation organized and existing under the laws of the State of Maryland,] [a business trust organized under the laws of the Commonwealth of Massachusetts,] and Credit Suisse Asset Management, LLC, as investment adviser to the Fund ("CSAM"), herewith confirms their agreement with Credit Suisse Asset Management Limited (the "Sub-Adviser"), a corporation organized under the laws of England, as follows:

1. Investment Description; Appointment


     The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's [Articles of Incorporation] [Agreement and Declaration of Trust], as may be amended from time to time [(the "Articles of Incorporation")] [(the "Agreement and Declaration of Trust")], and in the Fund's Prospectus(es) and Statement(s) of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of [Directors] [Trustees] of the Fund. Copies of the Prospectus, SAI and [Articles of Incorporation] [Agreement and Declaration of Trust] have been or will be submitted to the Sub-Adviser. The Fund agrees to promptly provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs CSAM as its investment adviser. CSAM desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

2. Services as Sub-Investment Adviser

     (a) Subject to the supervision and direction of CSAM, the Sub-Adviser will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by CSAM from time to time (the "Assets") in accordance with (a) the [Articles of Incorporation] [Agreement and Declaration of Trust], (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations, and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by CSAM from time to time. In connection therewith, the Sub-Adviser will:

     (i) manage the Assets or furnish recommendations to manage the Assets in accordance with the Fund's investment objective and policies;

     (ii) make investment decisions or recommendations with respect to the Assets;


     (iii) if requested by CSAM, place purchase and sale orders for securities on behalf of the Fund with respect to the Assets;


     (iv) exercise voting rights with respect to the Assets if requested by CSAM; and

     (v) furnish CSAM and the Fund's Board of [Directors] [Trustees] with such periodic and special reports as the Fund or CSAM may reasonably request.

     In providing those services, the Sub-Adviser will, if requested by CSAM, provide investment research and supervision of the Assets and conduct a continued program of investment, evaluation and, if appropriate, sale and reinvestment of the Assets.

     (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

3. Execution of Transactions

     (a) In executing transactions for the Assets, selecting brokers or dealers and negotiating any brokerage commission rates, the Sub-Adviser will use its best efforts to seek best execution. In assessing best execution available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to the extent that the execution and price offered by more than one broker or dealer are comparable the Sub-Adviser may consider any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Adviser or to CSAM for use on behalf of the Fund or other clients of the Sub-Adviser or CSAM.

     (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and CSAM further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

     (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Fund recognizes that the effect of the aggregation may operate on some occasions to the Fund's advantage or disadvantage. The Sub-Adviser shall provide to CSAM and the Fund all information reasonably requested by CSAM and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

     (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

4. Disclosure Regarding the Sub-Adviser

     (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

     (b) The Sub-Adviser agrees to notify CSAM and the Fund promptly of (i) any statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

     (c) Prior to the Fund or CSAM or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser ("Promotional Material"), the Fund or CSAM, where applicable, shall forward such material to the Sub-Adviser and shall allow the Sub-Adviser reasonable time to review the material. The Sub-Adviser will not act unreasonably in its review of Promotional Material and the Fund or CSAM, where applicable, will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund or CSAM will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

     (d) The Sub-Adviser has supplied CSAM and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply CSAM and the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

5. Representations and Warranties

     5.1 The Sub-Adviser represents and warrants that:


     (a) it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided for in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.


     (b) it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

     (c) it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code.

     5.2 The Fund represents and warrants that:


     (a) it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which the Fund is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to the Fund.

     (b) information which has been provided to the Sub-Adviser in relation to the Fund's status, residence and domicile for taxation purposes is complete and correct, and the Fund agrees to provide any further information properly required by any competent authority.

     (c) it will notify the Sub-Adviser promptly if there is any material change in any of the above information and will provide such other relevant information as the Sub-Adviser may reasonably request in order to fulfill its regulatory and contractual obligations. The Fund acknowledges that a failure to provide such information may adversely affect the quality of the services that the Sub-Adviser may provide.


     5.3 CSAM represents and warrants that it has full power to enter into the terms of this Agreement and to enter into transactions contemplated by this Agreement and that neither its entry into the Agreement nor the exercise by the Sub-Adviser of its discretions or powers under this Agreement will result in any default under any contract or other agreement or instrument to which CSAM is a party, or any statute or rule, regulation or order of any governmental agency or body applicable to CSAM.


6. Compliance

     (a) The Sub-Adviser agrees that it shall promptly notify CSAM and the Fund
(i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

     (b) CSAM agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured CSAM or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked CSAM's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

     (c) The Fund and CSAM shall be given access to the records with respect to the Fund of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and CSAM and their representatives in connection with any such monitoring efforts.

7. Books and Records

     (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

     (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8. Provision of Information; Proprietary and Confidential Information

     (a) CSAM agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

     (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, CSAM and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

     (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, CSAM or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or CSAM, as applicable.

9. Standard of Care

     The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and CSAM understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

10. Compensation

     In consideration of the services rendered pursuant to this Agreement, CSAM will pay the Sub-Adviser such amounts as the parties may agree upon from time to time as set forth on Schedule A, as amended from time to time.

11. Expenses

     (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 11(b).

     (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of [Directors] [Trustees] of the Fund; and any extraordinary expenses.

12. Term of Agreement

     This Agreement shall commence on the date first written above and shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of [Directors] [Trustees] of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of [Directors] [Trustees] who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by CSAM on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of [Directors] [Trustees] of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to CSAM and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and CSAM. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to CSAM or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8 and 9 shall remain in effect.

13. Amendments

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of [Directors] [Trustees] of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14. Notices


     14.1 All communications hereunder shall be given (a) if to the Sub-Adviser, to Credit Suisse Asset Management Limited, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ (Attention: David Collins), telephone: 44-20-7426-2795, telecopy: 44-20-7426-2799, (b) if to CSAM, to Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147 (Attention: Hal Liebes), telephone: (212) 875-3779, telecopy: (646) 658-0817, and (c) if to the Fund, c/o Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 875-3500, telecopy: (646) 354-5026 (Attention:
President).


     14.2 The Sub-Adviser may rely on, and act without further enquiry upon, any instruction, notice or request of any person(s) who is or who the Sub-Adviser reasonably believes in good faith to be person(s) designated by CSAM or the Fund to give such instruction, notice or request, and further provided that such instruction, notice or request is made in writing and sent by original signed letter, facsimile or electronic means in accordance with the provisions of Clause 14.1.

     14.3 CSAM and the Fund will provide a list of person(s) who are authorized to give instructions and sign documents and take other actions in respect of the Assets. CSAM or the Fund shall notify the Sub-Adviser promptly of any amendment to such list and provide specimen signatures of new signatories, and the Sub-Adviser shall accept any such amendments.

15. Choice of Law

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

16. Miscellaneous

     (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

     (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (c) Nothing herein shall be construed to make the Sub-Adviser an agent of CSAM or the Fund.

     (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

17. [Applicable to CSAM Japan only:]  Japanese Regulatory Matters

     The Sub-Adviser is regulated by the Financial Services Agency ("FSA") in carrying out its investment business and is also subject to applicable local laws and regulation.

     [Applicable to CSAM U.K. only:]  United Kingdom Regulatory Matters

     The Sub-Adviser is regulated by the Financial Services Authority ("FSA") in carrying out its investment business. It therefore is subject to the rules and guidelines established by the FSA including the Conduct of Business Sourcebook. Under the FSA Rules, the following provisions apply:

     (a) The FSA requires that all clients of the Sub-Adviser be classified into specific categories. On the basis of the information which CSAM has given, the Sub-Adviser has determined that CSAM is an Intermediate Customer and the Fund is a Private Customer.


     (b) (i) The Sub-Adviser is permitted to trade in Futures, Options and Contracts for Differences including on and off exchange transactions ("Derivative Instruments"), subject to limitations described herein. The markets on which Derivative Instruments are executed can be highly volatile. Such investments carry a high risk of loss and a relatively small adverse market movement may result not only in the loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

     (ii) The Sub-Adviser may instruct the Custodian to pay margin, or (subject to the rules of the exchange concerned) deposit investments by way of margin or collateral, on any Derivative Instrument out of the Assets. The Fund shall not be required to pay margin in cash beyond the amount of cash held at the relevant time on the Fund's behalf and immediately available for margin payments.

     (c) The Sub-Adviser will not supply the Fund with contract notes. The periodic reports provided under Section 2(iv) will contain information that would have been provided in the contract notes.

     (d) In order to comply with applicable laws and related regulatory requirements, there may be periods when the Sub-Adviser will not be permitted to initiate or recommend certain types of transactions.

     (e) No warranty is given by the Sub-Adviser as to the performance or profitability of the Assets or any part of them.

     (f) The Sub-Adviser has in operation a written procedure in accordance with the FSA Rules for the effective consideration and proper handling of complaints from customers. Any complaint by CSAM or the Fund hereunder should be sent in writing to the Compliance Officer of the Sub-Adviser at the address specified in
Section 14.

     [INCLUDE THE FOLLOWING SECTION 18 ONLY FOR FUNDS THAT ARE MASSACHUSETTS BUSINESS TRUSTS.]

18. [Limitation of Liability

     It is expressly agreed that this Agreement was executed by or on behalf of the Fund and not by the Trustees of the Fund or its officers individually, and the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund individually, but bind only the assets and property of the Fund, as provided in the Agreement and Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Agreement and Declaration of Trust.]

                               ******************

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.


                                 Very truly yours,
                                 CREDIT SUISSE ASSET MANAGEMENT, LLC
                                 By: _________________________________
                                     Name:  Hal Liebes
                                     Title: Managing Director

                                 CREDIT SUISSE_____________ FUND, INC.
                                 By: _________________________________
                                     Name:  Hal Liebes
                                     Title: Secretary


CREDIT SUISSE ASSET
MANAGEMENT LIMITED
By: _______________________________
    Name:
    Title:

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                   SCHEDULE A
         CSAM will pay the Sub-Adviser a fee of $250,000 (the "Total Fee"), one quarter of which shall be payable in U.S. dollars in arrears on the last business day of each calendar quarter. The fee for the first period during which this Agreement is in effect shall be pro-rated for the portion of the calendar quarter that the Agreement is in effect. The Total Fee shall be an aggregate fee paid for services rendered with respect to this Fund and such other Credit Suisse Funds for which the Sub-Adviser has been appointed as such and which CSAM and the Sub-Adviser agree will be governed by this fee schedule.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX D


                   FEES OF CSAM PURSUANT TO ADVISORY AGREEMENT

                                                     TOTAL
                                                 COMPENSATION
                               INVESTMENT     (AFTER WAIVERS AND     FISCAL YEAR
     CREDIT SUISSE FUND       ADVISORY FEE*     REIMBURSEMENTS)         ENDED
================================================================================
 Global Post-Venture                  1.25%            $1,138,790      10/31/01
 Capital Fund
--------------------------------------------------------------------------------
 Institutional International           .80%            $2,705,262       8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Financial                      .90%                    $0       8/31/01
 Services Fund
--------------------------------------------------------------------------------
 Global Health                        1.00%              $718,420       8/31/01
 Sciences Fund
--------------------------------------------------------------------------------
 International Focus Fund             1.00%              $171,663      10/31/01
--------------------------------------------------------------------------------
 Global Fixed Income                  1.00%              $513,355      10/31/01
 Fund
--------------------------------------------------------------------------------
 Global Technology Fund               1.00%            $2,321,035       8/31/01
--------------------------------------------------------------------------------
 International Fund                   1.00%              $466,287      10/31/01
 (Opportunity Funds)
--------------------------------------------------------------------------------
 Japan Growth Fund                    1.25%              $462,448      10/31/01
--------------------------------------------------------------------------------
 International Focus                   .80%            $1,159,408      10/31/01
 Portfolio (Institutional
 Fund)
--------------------------------------------------------------------------------
 International Focus                  1.00%            $3,835,797      12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Technology                    1.00%                    $0      12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Post-Venture                  1.25%            $1,268,446      12/31/01
 Capital Portfolio (Trust)
--------------------------------------------------------------------------------


*As a percentage of average net assets.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      APPENDIX E


                                 FEES OF CSAMSI

                                AGGREGATE FEE       AGGREGATE FEE
                                PAID TO CSAMSI      PAID TO CSAMSI      FISCAL
                              FOR ADMINISTRATIVE   FOR DISTRIBUTION      YEAR
     CREDIT SUISSE FUND            SERVICES            SERVICES          ENDED
================================================================================
 Global Post-Venture                    $149,622           $388,784    10/31/01
 Capital Fund
--------------------------------------------------------------------------------
 Institutional International                  $0                $17     8/31/01
 Fund
--------------------------------------------------------------------------------
 Global Financial                           $487             $3,276     8/31/01
 Services Fund
--------------------------------------------------------------------------------
 Global Health                           $96,743           $241,857     8/31/01
 Sciences Fund
--------------------------------------------------------------------------------
 International Focus Fund                $51,160                 $0    10/31/01
--------------------------------------------------------------------------------
 Global Fixed Income                    $122,041               $285    10/31/01
 Fund
--------------------------------------------------------------------------------
 Global Technology Fund                  $95,736           $652,561     8/31/01
--------------------------------------------------------------------------------
 International Fund                      $32,136           $136,805    10/31/01
 (Opportunity Funds)
--------------------------------------------------------------------------------
 Japan Growth Fund                       $95,558           $242,226    10/31/01
--------------------------------------------------------------------------------
 International Focus                    $201,684                 $0    10/31/01
 Portfolio (Institutional
 Fund)
--------------------------------------------------------------------------------
 International Focus                    $383,580                 $0    12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Technology                            $0                 $0    12/31/01
 Portfolio (Trust)
--------------------------------------------------------------------------------
 Global Post-Venture                    $121,646                 $0    12/31/01
 Capital Portfolio (Trust)
--------------------------------------------------------------------------------

*As a percentage of average net assets.

CS-SUB-0302

                                  [PROXY CARD]
              CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Post-Venture Capital Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows: I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------



                                 [REVERSE SIDE]

  [x]     PLEASE MARK VOTES
          AS IN THIS EXAMPLE


          VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
          BY MAIL, BY PHONE AT             RECOMMENDS A VOTE FOR PROPOSALS  1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                         For    Against   Abstain
         will be voted in           1)    To approve the Sub-Investment
   this manner directed by the             Advisory Agreement among the Fund,             [ ]      [ ]       [ ]
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                          For    Against   Abstain
                                    2)    To approve the Sub-Investment
                                          Advisory Agreement among the                    [ ]      [ ]       [ ]
                                          Fund, Credit Suisse Asset
                                          Management, LLC and Credit Suisse
                                          Asset Management Limited-Japan.

                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                       Date    have been noted on the reverse side.                            [ ]


Shareholder sign here                     Co-owner sign here:


-------------------                       -------------------

DETACH CARD

                                  [PROXY CARD]
              CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Institutional International Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                        [REVERSE SIDE]

   [x]   PLEASE MARK VOTES
         AS IN THIS EXAMPLE
                                    .


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT             RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and  Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the
                                          Fund, Credit Suisse Asset
                                          Management, LLC and Credit Suisse
                                          Asset Management Limited-Japan.

                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                       Date    have been noted on the reverse side.                            [ ]



Shareholder sign here                     Co-owner sign here:


-------------------                       -------------------


DETACH CARD

                                  [PROXY CARD]
               CREDIT SUISSE GLOBAL FINANCIAL SERVICES FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Financial Services Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                      [REVERSE SIDE]

   [x]      PLEASE MARK VOTES
            AS IN THIS EXAMPLE
                                    .


         VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSAL 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,
         will be voted in           1)    Not applicable.
   this manner directed by the
     undersigned shareholder.
  IF NO DIRECTION IS MADE, THIS
            PROXY WILL
    BE VOTED "FOR" APPROVAL OF
           PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the
                                          Fund, Credit Suisse Asset
                                          Management, LLC and Credit Suisse
                                          Asset Management Limited-Japan.

                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                       Date    have been noted on the reverse side.                            [ ]



Shareholder sign here                     Co-owner sign here:


-------------------                       -------------------

DETACH CARD

                                  [PROXY CARD]
                 CREDIT SUISSE GLOBAL HEALTH SCIENCES FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Health Sciences Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                     [REVERSE SIDE]

   [x]     PLEASE MARK VOTES
           AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT              R ECOMMENDS A VOTE FOR PROPOSAL 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,
         will be voted in           1)    Not applicable.
   this manner directed by the
     undersigned shareholder.
  IF NO DIRECTION IS MADE, THIS
            PROXY WILL
    BE VOTED "FOR" APPROVAL OF
           PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC and
                                          Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                            [ ]



Shareholder sign here                     Co-owner sign here:


-------------------                       -------------------

DETACH CARD

                                  [PROXY CARD]
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse International Focus Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                         [REVERSE SIDE]

   [x]   PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
          BY MAIL, BY PHONE AT                   RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the
                                          Fund, Credit Suisse Asset
                                          Management, LLC and Credit Suisse
                                          Asset Management Limited-Japan.

                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                             [ ]



Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                  CREDIT SUISSE GLOBAL FIXED INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------



                                      [REVERSE SIDE]

  [x]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
          BY MAIL, BY PHONE AT              RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                             [ ]




Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                   CREDIT SUISSE GLOBAL TECHNOLOGY FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Global Technology Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                          [REVERSE SIDE]

 [x]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSAL 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,
         will be voted in           1)    Not applicable.
   this manner directed by the
     undersigned shareholder.
  IF NO DIRECTION IS MADE, THIS
            PROXY WILL
    BE VOTED "FOR" APPROVAL OF
           PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                             [ ]



Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                         CREDIT SUISSE OPPORTUNITY FUNDS
                               INTERNATIONAL FUND

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse International Fund of the Credit Suisse Opportunity Funds (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

 [x]     PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                     Date      have been noted on the reverse side.                             [ ]



Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Japan Growth Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March__, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

 [x]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE



        VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT                    RECOMMENDS A VOTE FOR PROPOSAL 2.
           1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,
         will be voted in           1)    Not applicable.
   this manner directed by the
     undersigned shareholder.
  IF NO DIRECTION IS MADE, THIS
            PROXY WILL
    BE VOTED "FOR" APPROVAL OF
           PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                              [ ]




Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                          INTERNATIONAL FOCUS PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the International Focus Portfolio of Credit Suisse Institutional Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

  [x]     PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND
          BY MAIL, BY PHONE AT              UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For   Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                             [ ]




Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                          INTERNATIONAL FOCUS PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the International Focus Portfolio of Credit Suisse Trust (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

  [x]     PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the            Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                              [ ]




Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                           GLOBAL TECHNOLOGY PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the Global Technology Portfolio of Credit Suisse Trust (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

 [x]      PLEASE MARK VOTES
         AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSAL 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,
         will be voted in           1)    Not applicable.
   this manner directed by the
     undersigned shareholder.
  IF NO DIRECTION IS MADE, THIS
            PROXY WILL
    BE VOTED "FOR" APPROVAL OF
           PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may properly come before the Meeting or any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                              [ ]





Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD

                                  [PROXY CARD]
                               CREDIT SUISSE TRUST
                      GLOBAL POST-VENTURE CAPITAL PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
I hereby appoint Gregory Bressler and Rocco Del Guercio, each with the power of substitution, as proxies for the undersigned to vote the shares of the Global Post-Venture Capital Portfolio of Credit Suisse Trust (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Wednesday, May 1, 2002, at 2:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, and any adjournments thereof, as follows:
I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Joint Proxy Statement dated March __, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.
This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.
                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.
HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------




                                                  [REVERSE SIDE]

           PLEASE MARK VOTES
           AS IN THIS EXAMPLE


         VOTE THIS CARD TODAY!          THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
         BY MAIL, BY PHONE AT               RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.
            1-800-714-3312,
        BY FAX AT 212-269-2796
OR ON-LINE AT www.creditsuissefunds.com


This proxy, if properly executed,                                                        For     Against   Abstain
         will be voted in           1)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
   this manner directed by the              Advisory Agreement among the Fund,
     undersigned shareholder.             Credit Suisse Asset Management, LLC
  IF NO DIRECTION IS MADE, THIS           and Credit Suisse Asset Management
            PROXY WILL                    Limited-U.K.
    BE VOTED "FOR" APPROVAL OF
    PROPOSAL 1 and PROPOSAL 2.
                                                                                         For     Against   Abstain
                                    2)    To approve the Sub-Investment                  [ ]      [ ]       [ ]
                                          Advisory Agreement among the Fund,
                                          Credit Suisse Asset Management, LLC
                                          and Credit Suisse Asset Management Limited-Japan.
                                    3)    To transact such other business as may
                                          properly come before the Meeting or
                                          any adjournment thereof.

Please be sure to sign and date           Mark box at right if comments or address change
this Proxy.                      Date     have been noted on the reverse side.                             [ ]




Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD